                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement for the CBIS Retirement and Savings Plan on Form S-8; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of September, 1997.

                                      /s/ JOHN F. BARRETT
                                      ---------------------------
                                      John F. Barrett
                                      Director


STATE OF OHIO       )
                    )SS:
COUNTY OF HAMILTON  )

     On the 15th day of September, 1997, personally appeared before me
John F. Barrett, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of September, 1997.

                                      /s/ MARY JANET EDWARDS
                                      ---------------------------
                                      Notary Public


                                          MARY JANET EDWARDS
                                     Notary Public, State of Ohio
                                  My Commission Expires Feb. 11, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement for the CBIS Retirement and Savings Plan on Form S-8; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of September, 1997.

                                      /s/ JUDITH G. BOYNTON
                                      ---------------------------
                                      Judith G. Boynton
                                      Director


STATE OF OHIO       )
                    )SS:
COUNTY OF HAMILTON  )

     On the 15th day of September, 1997, personally appeared before me Judith G. Boynton, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of September, 1997.

                                      /s/ MARY JANET EDWARDS
                                      ---------------------------
                                      Notary Public


                                          MARY JANET EDWARDS
                                     Notary Public, State of Ohio
                                  My Commission Expires Feb. 11, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement for the CBIS Retirement and Savings Plan on Form S-8; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of September, 1997.

                                      /s/ PHILLIP R. COX
                                      ---------------------------
                                      Phillip R. Cox
                                      Director


STATE OF OHIO       )
                    )SS:
COUNTY OF HAMILTON  )

     On the 15th day of September, 1997, personally appeared before me Phillip R. Cox, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of September, 1997.

                                      /s/ MARY JANET EDWARDS
                                      ---------------------------
                                      Notary Public


                                          MARY JANET EDWARDS
                                     Notary Public, State of Ohio
                                  My Commission Expires Feb. 11, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement for the CBIS Retirement and Savings Plan on Form S-8; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of September, 1997.

                                      /s/ WILLIAM A. FRIEDLANDER
                                      ---------------------------
                                      William A. Friedlander
                                      Director


STATE OF OHIO       )
                    )SS:
COUNTY OF HAMILTON  )

     On the 15th day of September, 1997, personally appeared before me William A. Friedlander, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of September, 1997.

                                      /s/ MARY JANET EDWARDS
                                      ---------------------------
                                      Notary Public


                                          MARY JANET EDWARDS
                                     Notary Public, State of Ohio
                                  My Commission Expires Feb. 11, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement for the CBIS Retirement and Savings Plan on Form S-8; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of September, 1997.

                                      /s/ ROGER L. HOWE
                                      ---------------------------
                                      Roger L. Howe
                                      Director


STATE OF OHIO       )
                    )SS:
COUNTY OF HAMILTON  )

     On the 15th day of September, 1997, personally appeared before me Roger L. Howe, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of September, 1997.

                                      /s/ MARY JANET EDWARDS
                                      ---------------------------
                                      Notary Public


                                          MARY JANET EDWARDS
                                     Notary Public, State of Ohio
                                  My Commission Expires Feb. 11, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement for the CBIS Retirement and Savings Plan on Form S-8; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of September, 1997.

                                      /s/ ROBERT P. HUMMEL
                                      ---------------------------
                                      Robert P. Hummel
                                      Director


STATE OF OHIO       )
                    )SS:
COUNTY OF HAMILTON  )

     On the 15th day of September, 1997, personally appeared before me Robert P. Hummel, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of September, 1997.

                                      /s/ MARY JANET EDWARDS
                                      ---------------------------
                                      Notary Public


                                          MARY JANET EDWARDS
                                     Notary Public, State of Ohio
                                  My Commission Expires Feb. 11, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement for the CBIS Retirement and Savings Plan on Form S-8; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of September, 1997.

                                      /s/ JAMES D. KIGGEN
                                      ---------------------------
                                      James D. Kiggen
                                      Director


STATE OF OHIO       )
                    )SS:
COUNTY OF HAMILTON  )

     On the 15th day of September, 1997, personally appeared before me James D. Kiggen, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of September, 1997.

                                      /s/ MARY JANET EDWARDS
                                      ---------------------------
                                      Notary Public


                                          MARY JANET EDWARDS
                                     Notary Public, State of Ohio
                                  My Commission Expires Feb. 11, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement for the CBIS Retirement and Savings Plan on Form S-8; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of September, 1997.

                                      /s/ JOHN T. LAMACCHIA
                                      ---------------------------
                                      John T. LaMacchia
                                      Director


STATE OF OHIO       )
                    )SS:
COUNTY OF HAMILTON  )

     On the 15th day of September, 1997, personally appeared before me
John T. LaMacchia, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of September, 1997.

                                      /s/ MARY JANET EDWARDS
                                      ---------------------------
                                      Notary Public


                                          MARY JANET EDWARDS
                                     Notary Public, State of Ohio
                                  My Commission Expires Feb. 11, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement for the CBIS Retirement and Savings Plan on Form S-8; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of September, 1997.

                                      /s/ CHARLES S. MECHEM, JR.
                                      ---------------------------
                                      Charles S. Mechem, Jr.
                                      Director


STATE OF OHIO       )
                    )SS:
COUNTY OF HAMILTON  )

     On the 15th day of September, 1997, personally appeared before me
Charles S. Mechem, Jr., to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of September, 1997.

                                      /s/ MARY JANET EDWARDS
                                      ---------------------------
                                      Notary Public


                                          MARY JANET EDWARDS
                                     Notary Public, State of Ohio
                                  My Commission Expires Feb. 11, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement for the CBIS Retirement and Savings Plan on Form S-8; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of September, 1997.

                                      /s/ MARY D. NELSON
                                      ---------------------------
                                      Mary D. Nelson
                                      Director


STATE OF OHIO       )
                    )SS:
COUNTY OF HAMILTON  )

     On the 15th day of September, 1997, personally appeared before me
Mary D. Nelson, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of September, 1997.

                                      /s/ MARY JANET EDWARDS
                                      ---------------------------
                                      Notary Public


                                          MARY JANET EDWARDS
                                     Notary Public, State of Ohio
                                  My Commission Expires Feb. 11, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement for the CBIS Retirement and Savings Plan on Form S-8; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of September, 1997.

                                      /s/ JAMES F. ORR
                                      ---------------------------
                                      James F. Orr
                                      Director


STATE OF OHIO       )
                    )SS:
COUNTY OF HAMILTON  )

     On the 15th day of September, 1997, personally appeared before me James F. Orr, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of September, 1997.

                                      /s/ MARY JANET EDWARDS
                                      ---------------------------
                                      Notary Public


                                          MARY JANET EDWARDS
                                     Notary Public, State of Ohio
                                  My Commission Expires Feb. 11, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement for the CBIS Retirement and Savings Plan on Form S-8; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of September, 1997.

                                      /s/ BRIAN H. ROWE
                                      ---------------------------
                                      Brian H. Rowe
                                      Director


STATE OF OHIO       )
                    )SS:
COUNTY OF HAMILTON  )

     On the 15th day of September, 1997, personally appeared before me Brian H. Rowe, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of September, 1997.

                                      /s/ MARY JANET EDWARDS
                                      ---------------------------
                                      Notary Public


                                          MARY JANET EDWARDS
                                     Notary Public, State of Ohio
                                  My Commission Expires Feb. 11, 2002

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, CINCINNATI BELL INC., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations thereunder, a registration statement for the CBIS Retirement and Savings Plan on Form S-8; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John T. LaMacchia, Brian C. Henry, William H. Zimmer III and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of September, 1997.

                                      /s/ David B. Sharrock
                                      ---------------------------
                                      David B. Sharrock
                                      Director


STATE OF OHIO       )
                    )SS:
COUNTY OF HAMILTON  )

     On the 15th day of September, 1997, personally appeared before me
David B. Sharrock, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     Witness my hand and official seal this 15th day of September, 1997.

                                      /s/ MARY JANET EDWARDS
                                      ---------------------------
                                      Notary Public


                                          MARY JANET EDWARDS
                                     Notary Public, State of Ohio
                                  My Commission Expires Feb. 11, 2002